SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN Proxy Statement

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )

                          Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[] Preliminary Proxy Statement      [] Confidential, for use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            Landmark Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]    No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]    Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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

                          [HOLDING COMPANY LETTERHEAD]








December 15, 1999

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Landmark Bancshares, Inc., I cordially invite you to attend the 2000 Annual Meeting of Stockholders to be held at the Dodge City Country Club, located at North Avenue C, Dodge City, Kansas, on Wednesday, January 19, 2000 at 1:30 p.m. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, I will also report on the operations of the company. Directors and officers of the company will be present to respond to your questions.

         The matters to be considered by stockholders at the meeting are described in the accompanying material. The Board of Directors has determined that the matters to be considered at the meeting are in the best interest of the company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend. YOUR VOTE IS VERY IMPORTANT.

                                           Sincerely,


                                           /s/ Larry Schugart
                                           -------------------------------------
                                           Larry Schugart
                                           President and Chief Executive Officer

--------------------------------------------------------------------------------
                            LANDMARK BANCSHARES, INC.
                               CENTRAL AND SPRUCE
                            DODGE CITY, KANSAS 67801
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 19, 2000
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "Meeting") of Landmark Bancshares, Inc. (the "Company"), will be held at the Dodge City Country Club, located at North Avenue C, Dodge City, Kansas, at 1:30 p.m., local time, on Wednesday, January 19, 2000.

         The Meeting is for the purpose of considering and acting upon the following matters:

         1.       The election of two directors of the Company;

         2.       The   ratification   of  Regier  Carr  &  Monroe,   L.L.P.  as
                  independent auditors of Landmark Bancshares, Inc. for the fiscal year ending September 30, 2000; and

         3. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting is held. Stockholders of record at the close of business on November 30, 1999, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Gary L. Watkins
                                              ----------------------------------
                                              Gary L. Watkins
                                              Secretary
Dodge City, Kansas
December 15, 1999

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                            LANDMARK BANCSHARES, INC.
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 19, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board of Directors" or the "Board") of Landmark Bancshares, Inc. (the "Company"), the holding company of Landmark Federal Savings Bank (the "Bank"), to be used at the 2000 annual meeting of Stockholders of the Company (the "Meeting") which will be held at the Dodge City Country Club, located at North Avenue C, Dodge City, Kansas on Wednesday, January 19, 2000, at 1:30 p.m., local time. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about December 15, 1999.

         At the Meeting, stockholders will consider and vote upon (i) the election of two directors and (ii) the ratification of Regier Carr & Monroe, L.L.P. as independent auditors of the Company for the fiscal year ending September 30, 2000. The Board of Directors of the Company knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below and "FOR" the other listed proposal. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

Voting Securities

         Stockholders of record as of the close of business on November 30, 1999 (the "Record Date") are entitled to one vote for each share of common stock of the Company ("Common Stock") then held. As of the Record Date, the Company had 1,127,806 shares of Common Stock issued and outstanding.

         The articles of incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. The number of votes that may be cast by any record owner by virtue of the provisions hereof in respect of Common Stock beneficially owned by such persons owning shares in excess of the Limit shall be equal to the total number of votes which a single record owner of all Common Stock owned by such person would be entitled to cast, multiplied by a fraction, the numerator of which is the number of shares of such class or series which are both beneficially owned by such person and owned of record by such record owner and the denominator of which is the total number of shares of Common Stock beneficially owned by such person owning shares in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or his or her affiliates or associates (as defined in the Articles of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include any other shares of voting stock which may be issuable either immediately or at some future date pursuant to any agreement, arrangement, or understanding or upon exercise of conversion rights, exchange rights, warrants, options, or otherwise.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes to constitute a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominee proposed by the Board of Directors, or to withhold authority to vote for the nominee being proposed. Under the Company's bylaws, directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes (shares for which a broker indicates on the proxy that it does not have discretionary authority to vote on a matter) or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

         Concerning all matters that may properly come before the Meeting, including the ratification of auditors, by checking the appropriate box, a stockholder may; (i) vote "FOR" the item, or (ii) vote "AGAINST" the item, or
(iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("1934 Act"). Based upon such reports and information provided by the Company's transfer agent, the following table sets forth, as of the Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock and as to the Common

Stock beneficially owned by executive officers and directors of the Company as a group. Management knows of no persons, other than those set forth below, who owned more than 5% of the outstanding shares of Common Stock at the Record Date.


                                                                                                      Percent of Shares of
                                                                       Amount and  Nature of            Common Stock
Name and Address of Beneficial Owner                                 Beneficial Ownership               Outstanding
-------------------------------------                                 --------------------               -----------

Larry Schugart                                                                127,924(1)                      10.8%
Central and Spruce
Dodge City, Kansas  67801

Landmark Federal Savings Bank Employee Stock Ownership                        131,283(2)                      11.6%
Plan ("ESOP"), Central and Spruce, Dodge City, Kansas
67801

Kahn Brothers & Co., Inc.                                                     119,901(3)                      10.6%
555 Madison Avenue
New York, New York  10022

All Directors and Executive Officers as a Group                               356,760(4)                      27.2%
(7 persons)

----------------------------------
(1) Includes 62,033 shares of Common Stock subject to options that are exercisable within 60 days of the Record Date. Reflects sole voting power with respect to 96,713 shares, sole dispositive power with respect to
     111,201 shares, shared voting power with respect to 31,211 shares and shared dispositive power with respect to 5,551 shares.
(2) Reflects shared voting power with respect to 75,699 shares allocated to participating employees, sole voting power with respect to 55,584 shares unallocated to participating employees and sole dispositive power over all shares. The ESOP holds shares for the exclusive benefit of plan participants. A portion of these shares are allocated among ESOP participants annually on the basis of compensation as the debt incurred in the purchase of the shares is repaid. Unallocated shares are held in a suspense account. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and allocated shares for which no timely direction is received will be voted as directed by the ESOP Committee or the Board.
(3) Based on Amendment No. 4 to a Schedule 13G filed with the SEC on February 16, 1999, showing shared dispositive power with respect to 119,901 shares.
(4) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting or dispositive power. Reflects sole voting power with respect to 299,284 shares, shared voting power with respect to 62,164 shares, sole dispositive power with respect to 326,775 shares, and shared dispositive power with respect to 15,639 shares. Includes 185,659 shares of Common Stock subject to options that are exercisable within 60 days of the Record Date. Excludes 131,283 shares held by the ESOP (133,018 shares minus 27,634 shares allocated to executive officers) over which certain directors, as members of the ESOP Committee and as trustees to the ESOP exercise shared voting and dispositive power. Such individuals disclaim beneficial ownership with respect to ESOP shares.

--------------------------------------------------------------------------------
             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of its Common Stock.

         Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 1999 fiscal year, other than the late filing by Messrs. Lewis, Strovas and Watkins of a Form 4 to report one transaction each.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of five members. As a result, two directors will be elected at the Meeting to serve for a three-year term, as noted below, or until respective successors have been elected and qualified.

         C. Duane Ross and Richard A. Ball have been nominated by the Board of Directors to serve as directors. Both nominees are currently members of the Board of Directors. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees. If either nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why either nominee might be unavailable to serve.

         The following table sets forth the existing directors and nominees, their names, ages, the year they first became directors of the Company or the Bank, the expiration date of their current terms as directors, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a director of the Bank.



                                                                                     Shares of
                                 Age at            Year First        Current        Common Stock         Percent
                              September 30,        Elected or        Term to        Beneficially           of
Name                               1999           Appointed(1)       Expire       Owned (2)(3)(4)         Class
----                       ---------------        ------------       -------      ---------------         -----
                    BOARD NOMINEES FOR TERM TO EXPIRE IN 2002

C. Duane Ross                      63                 1986            1999          31,263(5)(6)           2.7%
Richard A. Ball                    46                 1995            1999          14,687(5)(7)           1.3%

                         DIRECTORS CONTINUING IN OFFICE

Larry L. Schugart                  60                 1971            2000         127,924(8)             10.8%
Jim W. Lewis                       43                 1991            2000          34,525(5)(9)           3.0%
David H. Snapp                     44                 1986            2001          31,352(5)(10)          2.7%

----------------------
(1) Refers to the year the individual first became a director of the Bank or Company. All directors of the Bank as of November 1993 became directors of the Company when it was incorporated in November 1993.
(2) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting or dispositive power, as indicated.
(3)  Beneficial ownership as of the Record Date.
(4) Includes shares of Common Stock subject to options that are exercisable within 60 days of the Record Date for the following individuals (in the following amount of shares of Common Stock); C. Ross (13,687), R. Ball (13,687), L. Schugart (62,033), J. Lewis (13,687) and D. Snapp (13,687).
(5) Excludes 133,018 shares of Common Stock held by the ESOP for which such person serves as a member of the ESOP Committee and as a plan trustee and exercises shared voting power. Shares which are unallocated to participating employees (approximately 75,699 shares) and allocated shares for which no voting directions are received are voted by the plan trustees as directed by the ESOP Committee. Once allocated to participant accounts, such Common Stock are voted by the plan trustees as directed by the plan participant as the beneficial owner of such Common Stock. The individuals serving as plan trustees disclaim beneficial ownership of stock held under the ESOP.
(6) Reflects sole voting power with respect to 24,912 shares and shared voting power with respect to 6,351 shares. Reflects sole dispositive power with respect to 29,274 shares and shared dispositive power with respect to 1,989 shares.
(7)  Reflects sole voting and dispositive power with respect to 14,687 shares.
(8) Reflects sole voting power with respect to 96,713 shares and shared voting power with respect to 31,211 shares. Reflects sole dispositive power with respect to 111,201 shares and shared dispositive power with respect to 5,551 shares. Includes 62,033 shares of Common Stock that may be acquired through the exercise of options that are exercisable within 60 days of the Record Date.
(9) Reflects sole voting and dispositive power with respect to 29,525 shares and shared voting and dispositive power with respect to 5,000 shares.
(10) Reflects sole voting power with respect to 28,212 shares and shared voting power with respect to 3,140 shares. Reflects sole dispositive power with respect to 30,753 shares and shared dispositive power with respect to 599 shares.

         The principal occupation of, and other information about, each nominee, director and executive officer of the Company is set forth below as of September 30, 1999. All directors and executive officers have held their present positions for five years unless otherwise stated.

Nominees:

         C. Duane Ross has served as a director of the Bank for thirteen years and of the Company since its incorporation in November 1993. He has served as Chairman of the Boards of the Company and the Bank since January 1995. He is President of High Plains Publishers, Inc., a publishing/printing company. Mr. Ross is Vice Chairman of the Board of Commissioners of the Dodge City Housing Authority, a current member of the Dodge City Community College Endowment Board, and a past president of the Dodge City/Ford County Development Corporation. In addition, he is President of the Dodge City Community College Foundation and is a past president of the Dodge City Area Chamber of Commerce.

         Richard A. Ball has served as a director of the Company and the Bank since 1995. Mr. Ball, a Certified Public Accountant, is a shareholder of Adams, Brown, Beran & Ball, Chtd., an accounting firm with offices in Great Bend, Hays, LaCrosse, Ellinwood, Colby, Lyons, McPherson and Hutchinson, Kansas. He has served as a Board Chairman of the Great Bend Chamber of Commerce, Great Bend United Way, Petroleum Club and Barton County Community College Academic Fund Campaign. He has also served on the boards of the Kiwanis Club, Cougar Booster Club, Downtown Development, Mid-Kansas Economic Development and the Kansas Oil & Gas Museum Committee.

Continuing Directors:

         Larry L. Schugart has been with the Bank for 36 years, serving as President since 1985, and has been the President, Chief Executive Officer and a director of the Company since its incorporation in November 1993. He is a former director of the Federal Home Loan Bank of Topeka where he served on the Finance and Executive Committees. Mr. Schugart is a member and chair of various committees of the Heartland Community Bankers Association, is a past Chairman of the Kansas-Nebraska League of Savings and serves as a member of the Governmental Affairs Committee of the America's Community Bankers. Mr. Schugart is a member of the Dodge City Area Chamber of Commerce and the Dodge City/Ford County Development Corporation. In addition, Mr. Schugart has been president of numerous civic and charitable organizations in Great Bend.

         Jim W. Lewis has served as a director of the Bank since 1991 and of the Company since its incorporation in November 1993. Mr. Lewis is the owner of several automobile dealerships across the State of Kansas, including Dodge City Toyota, Inc. Mr. Lewis is a member of the Dodge City Area Chamber of Commerce. He was a founding member of "The Alley," a community Teen Center in Dodge City.

         David H. Snapp has been a director of the Bank since 1986 and of the Company since its incorporation in November 1993. He is a partner in the law firm of Waite, Snapp & Doll in Dodge City, Kansas. Mr. Snapp is also a board member of Arrowhead West, Inc., a mental and physical rehabilitation center, and Catholic Social Service.

Meetings and Certain Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board of Directors and through its committees. All committees act for both the Company and the Bank. During the fiscal year ended September 30, 1999, the Board of Directors of the Company held 12 regular meetings and no special meetings. No director of the Company attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period.

         The Audit Committee, a standing committee, is comprised of the entire Board of Directors. The Audit Committee annually selects the independent auditors and meet with the accountants to discuss the annual audit. The Audit Committee is further responsible for internal controls for financial reporting. The Committee met one time in fiscal year 1999.

         The Nominating Committee is comprised of the entire Board of Directors. The Nominating Committee is not a standing committee. The committee makes nominations for directors prior to the Annual Meeting. The committee will consider nominees recommended by stockholders but has no procedures in effect concerning a recommendation. The committee held one meeting during fiscal year 1999.

         The Compensation Committee, a standing committee, is comprised of Directors Ball, Lewis, Ross and Snapp. This committee met one time in fiscal 1999.

--------------------------------------------------------------------------------
                       DIRECTOR AND EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Each member of the Board of Directors receives a fee of $1,000 per month. No additional fees are paid for committee meetings. For the fiscal year ended September 30, 1999, total fees paid to directors were $60,000.

         Director Deferred Compensation. The Company has established a non-qualified deferred compensation plan for directors by which individual directors may defer payment of director fee compensation. At the election of the director, fees will be invested with an unrelated insurance company rather than paid to the director. Such deferred compensation will be paid to the director upon retirement or upon their request.

         Other Compensation. Directors Ross, Schugart, Snapp and Lewis have received awards of restricted stock under the Management Stock Bonus Plans which plans were approved at the Special Meeting of Stockholders held on June 22, 1994. During the 1999 fiscal year, 5,475 of such shares vested for Mr. Schugart and 1,825 of such shares vested for each of Messrs. Ross, Snapp and Lewis. All awards under these plans are now fully vested.

Executive Compensation

Compensation Committee Report on Executive Compensation

                                November 18, 1998

         A Special Meeting of the Compensation Committee of Landmark Federal Savings Bank and Landmark Bancshares, Inc., was held at 8:30 A.M. at the home office in Dodge City, Kansas.

Present: Duane Ross, David Snapp, Jim Lewis and Richard Ball. Duane Ross chaired the meeting and David Snapp acted as Secretary

         The Committee reviewed the performance of senior management including the Chief Executive Officer of the Company and the Bank. The Committee reviewed salary surveys from Heartland Community Bankers Association and the America's Community Bankers. The Committee also reviewed comparative data gleaned from the prospectus of recently converted savings institutions. The salary surveys were reviewed for comparison purposes, with particular focus upon the size and geographical location of the peer groups studied. The Committee also reviewed the compensation plans offered to the management team over the past 5 years.

         The Committee reviewed the purposes and goals of a compensation plan, including loyalty and longevity of management, alignment of the interests of shareholders, with consideration given for current operating results such as return on assets and return on equity.

         Other factors considered in fiscal 1998 included general management of the Bank, communication with the Board of Directors, productivity of the employees, and the reputation and relationship that the Bank has with its customers and the communities that the Bank serves.

         After  discussion  by  the  committee  of  all  pertinent   information
reviewed, the base salary of the Chief Executive Officer was increased to $145,000 annually for calendar year 1999.

         A bonus plan to complement the base salaries and provide a direct incentive for management was proposed as a percentage of current earnings. The Committee therefore fixed a bonus plan equal to 1.5% of the net consolidated earnings of the Bank and Bancshares for the coming fiscal year, with the actual division of such bonus amount to be determined by the compensation committee after consultation with the Chief Executive Officer . Base salaries for the Chief Operating Officer and Chief Financial Officer were set after consultation with the Chief Executive Officer.

         The Committee also granted the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer, non-incentive stock options at $23.25, to expire in 10 years on 5,000, 3,000 and 2,000 shares respectively.

Compensation Committee

         Richard A. Ball
         Jim W. Lewis
         C. Duane Ross
         David H. Snapp

Stock Performance Graph

Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total shareholder return on stocks included in the Nasdaq Stock Market index and (b) the cumulative total shareholder return on stocks included in the Nasdaq Bank index, as prepared for Nasdaq by the Center for Research in Securities Prices ("CRSP") at the

University of Chicago. All three investment comparisons assume the investment of $100 as of September 30, 1994 and the reinvestment of dividends.

         There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the graph below. The Company neither makes nor endorses any predictions as to stock performance.




                                [OBJECT OMITTED]



==========================================================================================================
                                    9/30/94     9/30/95     9/30/96     9/30/97     9/30/98     9/30/99
----------------------------------------------------------------------------------------------------------
CRSP Nasdaq U.S. Index                $100      $138.07     $163.85     $224.97     $228.77     $371.51
----------------------------------------------------------------------------------------------------------
CRSP Nasdaq Bank Index                 100       126.13      161.01      268.22      266.08      283.43
----------------------------------------------------------------------------------------------------------
Landmark Bancshares, Inc               100       141.93      167.68      264.12      238.52      174.66
==========================================================================================================

         The information set forth above under the subheadings "Compensation Committee Report on Executive Compensation" and "Stock Performance Graph" (i) shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulation 14A or the liabilities of Section 18 of the Exchange Act, and (ii) notwithstanding anything to the contrary that may be contained in any filing by the Company under such Act or the Securities Act of 1933, as amended ("Securities Act"), shall not be deemed to be incorporated by reference in any such filing.

         Summary Compensation Table. The following table sets forth for the fiscal years ended September 30, 1999, 1998 and 1997, certain information as to the total remuneration received by Larry

Schugart, the President and the Chief Executive Officer of the Company. No other executive officer of the Company during such periods received total cash compensation in excess of $100,000.




                                                                            Long Term
                                       Annual Compensation               Compensation Awards
                      ------------------------------------------------   -------------------

     Name and         Fiscal                            Other Annual     Securities Underlying        All Other
 Principal Position    Year      Salary      Bonus     Compensation(1)      Options/SARs(#)       Compensation(2)(3)
 ------------------    ----      ------      -----     ---------------      ---------------       ------------------
Larry Schugart         1999      $133,085    $13,695        $19,054              5,000                 $33,086
President and CEO      1998       $97,422    $59,289        $20,289                --                  $48,846
                       1997       $97,422    $60,307        $17,407                --                  $53,494

---------------
(1) For fiscal year 1999, other annual compensation included director's fees of $12,000 and a housing allowance of $3,435. For fiscal year 1998, other annual compensation included director's fees of $12,000 and a housing allowance of $4,669. For fiscal year 1997, other annual compensation included director's fees of $10,500 and a housing allowance of $4,462.
(2) Includes Company's contribution to individual's account under a 401(k) Plan of $3,996, $2,876 and $2,873 during the fiscal years ended September 30, 1999, 1998 and 1997, respectively.
(3) Includes accruals made for the payment which will be made under the Supplemental Executive Retirement Plans to Mr. Schugart upon retirement in the amount of $0, $0 and $0 for the fiscal years 1999, 1998 and 1997, respectively. Includes 1,847 shares valued at $15.75 per share, 2,066.2201 shares valued at $22.25 per share, 2,004.8100 shares valued at $25.25 per share at the closing share price on September 30, 1999, 1998 and 1997, respectively, allocated through the ESOP. Compensation deferred at the election of Mr. Schugart for a deferred compensation plan for directors is included under other annual compensation in this chart.

Employment Agreement

     In May 1998, the Company entered into a three year employment agreement with President Larry Schugart. The base salary under this agreement for calendar year 1999 is $145,000. The agreement is terminable by the Company for just cause. Just cause is defined in the agreement as termination by reason of personal dishonesty; incompetence; willful misconduct; breach of a fiduciary duty involving personal profit; intentional failure to perform stated duties; willful violation of any law, rule, regulation (other than traffic violations or similar offenses); entering into a final cease-and-desist order; or material breach of any provision of the agreement. If the agreement is terminated for just cause, the employee only receives his salary up to the date of termination. If the Company terminates the agreement without just cause, the employee is entitled to a continuation of salary from the date of termination through the remaining term of the agreement. Each year the employment agreement may be extended for an additional one year period beyond the expiration date, so that the remaining term of the agreement may remain at three years.

     The agreement provides that in the event of involuntary termination of employment in connection with, or within eighteen months after, any change in control of the Company or Bank, the employee will be paid a lump sum or, at his option in periodic payments, a payment equal to 2.99 times the average annual taxable compensation paid during the five years prior to the change in control. If a lump sum payment had been made as of September 30, 1999, Mr. Schugart would have received a payment of approximately $813,478. That payment would be an expense to the Bank, reducing net income and the Bank's capital by that amount. The agreement is renewed annually if the Board of Directors determines that the executive has met its requirements and standards.

Benefits

     Long Term Incentive Plans. The Company does not presently sponsor any long-term incentive plans nor did it make any awards or payouts under such plans during the fiscal year ended September 30, 1999.

     Stock Option Plans. The following table sets forth information concerning options granted to the Chief Executive Officer during the fiscal year ended September 30, 1999.


                        Option Grants in Last Fiscal Year
                        ---------------------------------
                                                                                                     Potential Realizable Value at
                                                                                                     Assumed Annual Rates of Stock
                                                                                                         Price Appreciation for
                                                     Individual Grants                                        Option Term
                        ----------------------------------------------------------------------------          -----------
                                                Percent of Total
                                               Options Granted to      Exersise
                         Number of Options    Employees in Fiscal        Price        Expiration
           Name               Granted                 Year             ($/Share)          Date           5% ($)         10% ($)
           ----               -------                 ----             ---------          ----           ------         -------

    Larry Schugart             5,000                  50%                $23.25         11/18/08        $73,100         $185,250



      The following table sets forth the year end value of options previously granted to the chief executive officer.

                         Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values
                         ---------------------------------------------------------------------------------
                                                                               Number of Securities
                                                                              Underlying Unexercised        Value of Unexercised
                                                                                 Options/SARs at         In-The-Money Options/SARs
                               Shares Acquired              Value                   FY-End (#)                 at FY-End ($)
Name                           on Exercise (#)           Realized($)        Exercisable/Unexercisable   Exercisable/Unexercisable(1)
----                           ---------------           -----------        -------------------------   ----------------------------

Larry Schugart                       N/A                     N/A                    62,033/ 0                  $327,940 / $0

-------------------------
(1) For exercisable options, calculated by using the market value at fiscal 1999 year-end (equal to market closing price of $15.75) minus the $10.00 exercise price and excluding 5,000 out-of-the-money options.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

      The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors and employees. The loans were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for the Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to regulations of the Office of Thrift Supervision ("OTS") restricting loans and other transactions with affiliated persons of the Bank. In addition, loans to an affiliate must be approved in advance by a disinterested majority of the Board of Directors or be within other guidelines established as a result of OTS regulations.

--------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     Regier Carr & Monroe, L.L.P. was the Company's independent public accountant for the 1999 fiscal year. The Board of Directors intends to renew the Company's arrangement with Regier Carr & Monroe, L.L.P. for the 2000 fiscal year, subject to ratification by the Company's stockholders. A representative of Regier Carr & Monroe, L.L.P. is not expected to be present at the Meeting.

      Ratification of the appointment of the auditors requires the affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Regier Carr & Monroe, L.L.P. as the Company's auditors for the 2000 fiscal year.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.

      The Company's 1999 Annual Report to Stockholders has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of the Company.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

      In order to be considered for inclusion in the Company's proxy materials for the annual meeting of stockholders for the fiscal year ending September 30, 2000, all stockholder proposals must be received at the Company's executive office at Central and Spruce, Dodge City, Kansas 67801 no later than August 17, 2000. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered eligible for inclusion in the Company's proxy materials.

      Under the Company's bylaws, stockholder proposals that are not included in the Company's proxy statement for the fiscal year ending September 30, 2000, will only be considered at the annual meeting to be held in 2001 if the stockholder submits notice of the proposal to the Company at the above address by November 20, 2000. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered at the 2001 annual meeting.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

      A copy of the Company's annual report on Form 10-K for the fiscal year ended September 30, 1999 will be furnished without charge to stockholders as of the record date upon written request to the Secretary, Landmark Bancshares, Inc., Central and Spruce, Dodge City, Kansas 67801.


                                              BY ORDER OF THE BOARD OF DIRECTORS




Dodge City, Kansas
December 15, 1999

--------------------------------------------------------------------------------
                            LANDMARK BANCSHARES, INC.
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 19, 2000
--------------------------------------------------------------------------------

      The  undersigned  hereby  appoints  the  Board of  Directors  of  Landmark
Bancshares, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 2000 Annual Meeting of Stockholders (the "Meeting"), to be held at the Dodge City Country Club, located at North Avenue C, Dodge City, Kansas on
Wednesday, January 19, 2000, at 1:30 p.m., local time and at any and all adjournments thereof, in the following manner:

                                               FOR     WITHHELD
                                               ---     --------

1.   The election as director of the
     nominees listed (except as marked         |_|        |_|
     to the contrary below):

     C. Duane Ross
     Richard A. Ball

INSTRUCTIONS: To withhold your vote for either nominee, write that nominee's name on the line below.


      ------------------------------------------------------

                                               FOR      AGAINST      ABSTAIN
                                               ---      -------      -------
2.  The  ratification  of Regier  Carr &
    Monroe, L.L.P., as independent auditors
    of Landmark Bancshares, Inc., for the
    fiscal year ending September 30, 2000.     |_|       |_|          |_|

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" both of the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR BOTH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of an annual report, a Notice of Annual Meeting of Stockholders and a Proxy Statement dated December 15, 1999.


                                                     Please check here if you
Dated:                                     |_|       plan to attend the Meeting.
      --------------


-----------------------------------         ------------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


-----------------------------------         ------------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------